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                                                                  EXHIBIT 10(kk)


                              AMENDMENT OF LEASE
                              ------------------


          THIS AMENDMENT OF LEASE made as of October 1, 1996 between EQUITABLE FEDERAL STREET REALTY COMPANY LIMITED PARTNERSHIP, a Massachusetts limited partnership, having an address at One Boston Place, Suite 2020, Boston, Massachusetts 02108 ("Landlord"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association duly organized and existing under the laws of the United States of America, having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 ("Tenant").

                                  BACKGROUND
                                  ----------

          Landlord and Tenant are Landlord and Tenant, respectively, under an Indenture of Lease having an effective date as of September 1, 1991, as amended (the "Lease"), covering certain premises at 100 Federal Street, Boston, Massachusetts. The parties desire to amend the Lease in certain respects as hereinafter set forth. Capitalized terms not defined herein shall have the meaning ascribed to them in the Lease.

                                  WITNESSETH:
                                  ----------

          NOW, THEREFORE, Landlord and Tenant hereby amend the Lease as follows:

          1. Effective as of October 1, 1996 or such later date as the current occupant shall vacate such space (the "Commencement Date for the 850 SF 5M Premises"), there shall be added to the Premises under the Lease the space located on Floor 5M of the Building shown as the "850 SF 5M Premises" on the plan attached hereto as Exhibit A (the "850 SF 5M Premises"). The 850 SF 5M
                        ---------
Premises consists of approximately 850 rentable square feet.

          2. Except as expressly provided herein, all terms and provisions of the Lease that are applicable to the existing space located on Floor 5M of the Building leased by Tenant under the Lease (the "Existing 5M Premises") shall be applicable to the 850 SF 5M Premises, except that the 850 SF 5M Premises shall be leased to Tenant "as is", it being understood that Landlord shall have no obligation to bring the 850 SF 5M Premises into the condition required by Schedule COND or into compliance with the Americans With Disabilities Act or to provide any allowance for the 850 SF 5M Premises.

          3. Without limiting the generality of Section 2 of this Amendment of Lease, commencing on the Commencement Date for the 850 SF 5M Premises: (a) the 850 SF 5M Premises shall be part of Space B under the Lease; (b) Tenant shall pay Base Rent for the 850 SF 5M Premises at the rates set forth in Section 4 hereof; and (c) Tenant shall make payments on account of Impositions and Operating Expenses escalations for the 850 SF 5M Premises at the same times that such payments are due, and in the same manner that such payments are calculated, for the Existing 5M Premises.

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          4. The annual Base Rent for the 850 SF 5M Premises shall be as follows:

             Commencement Date for the
             850 SF 5M Premises to
             August 31, 1998:               $10.00 per rentable square foot

             September 1, 1998 to
             August 31, 2001:               $12.00 per rentable square foot

             September 1, 2001 to
             August 31, 2006:               $16.00 per rentable square foot

             September 1, 2006 to
             August 31, 2009:               $18.00 per rentable square foot

          If Tenant shall exercise any option to extend the term of the 850 SF 5M Premises, the Base Rent therefor shall be the same per square foot annual rate as shall be applicable to the existing 5M Premises from time to time.

          5. Except as only expressly amended hereby, the Lease shall continue in full force and effect as heretofore.

          WITNESS the execution hereof as an instrument under seal as of the date first above written.


                              LANDLORD:

                              EQUITABLE FEDERAL STREET REALTY
                              COMPANY LIMITED PARTNERSHIP, a
                              Massachusetts limited partnership

                              By:   100 Federal Street Realty
                                    Corporation, its general partner


                              By:  /s/ JOHN C. SCHOSER
                                  -------------------------
                                  Its: Investment Officer

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                              TENANT:

                              THE FIRST NATIONAL BANK OF BOSTON


                              By:  /s/ THEODORE M. EDSON
                                  ---------------------------
                                  Its:  Director, Facilities

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                                   Exhibit A
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[Lease plan showing 850 square feet of space on Floor 5M at 100 Federal Street]

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